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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 31, 2004


                              TERRA INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)




           Maryland                        1-8520                52-1145429
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)



                                  Terra Centre
                        600 Fourth Street, P.O. Box 6000
                           Sioux City, Iowa 51102-6000
                                 (712) 277-1340
          (Address of Principal Executive Offices, including Zip Code)
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.           OTHER EVENTS.

         On March 31, 2004 Terra Industries Inc. issued the press release contained in Exhibit 99.1, which is incorporated by reference herein.


ITEM 7.           EXHIBITS

99.1     March 31, 2004 Press Release


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       TERRA INDUSTRIES INC.


                                       /s/ Mark A. Kalafut
                                       -----------------------------------------
                                       Mark A. Kalafut
                                       Vice President, General Counsel and
                                       Corporate Secretary


Date: March 31, 2004